EXHIBIT 99.9	Execution Copy

SUNOPTA INC.
5,080,532 Shares
Common Stock
(No par value per share)

 Underwriting Agreement

December 3, 2007

BMO Capital Markets Corp.
3 Times Square
New York, New York  10036

Dear Sirs:

Stephen R. Bronfman (the “Individual Selling Stockholder”), SRB Belvedere Trust (the “SRB Trust”) and The Charles R. Bronfman Trust (the “Bronfman Trust” and, together with SRB Trust, the “Trust Selling Stockholders” and the Trust Selling Stockholders together with the Individual Selling Stockholder, the “Selling Stockholders” and individually, a “Selling Stockholder”), propose severally to sell, subject to the terms and conditions stated herein, to BMO Capital Markets Corp. (the “Underwriter”) an aggregate of 5,080,532 shares (the “Shares”) of common stock, no par value per share (the “Common Stock”), of SunOpta Inc., a Canadian corporation (the “Company”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-147791), including a prospectus (the “Basic Prospectus”) to be used in connection with the public offering and sale of the Shares.  Such registration statement, as amended at the time it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”), including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Basic Prospectus as supplemented by the prospectus supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Act) in connection with confirmation of sales of the Shares. The term “Pricing Prospectus” as used herein means the Basic Prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(b) hereof).  Any reference herein to “Issuer Free Writing Prospectus” refers to any “issuer free writing prospectus” as defined in Rule 433 under the Act.  Any reference in this Agreement to the Registration Statement, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of the Registration Statement or the date of the Pricing Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement, the Pricing Prospectus and the Prospectus.

1.

Representations and Warranties.

(a)

Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the Underwriter that:

(i)  The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company.  The Company is eligible to file on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.  To the best of the Company’s knowledge, no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter or the Selling Stockholders expressly for use in the Registration Statement and any amendment or supplement thereto.

At the time of the filing of the Registration Statement and as of the date of the execution and delivery of this Agreement, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Act that it is not necessary that the Company be considered an Ineligible Issuer.

(ii)

The Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, and other documents listed on Schedule II and the number of Shares being sold and the price at which the Shares will be sold to the public, taken together (collectively, the “Pricing Disclosure Package“), as of 9:00 a.m. (Eastern Time) on December 4, 2007 (the “Applicable Time”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus listed on Schedule II hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing three sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter or the Selling Stockholders specifically for use therein.  Any Issuer Free Writing Prospectus or other free writing prospectus (as defined in Rule 405 under the Act) that the Company is required to file pursuant to Rule 433(d) under the Act has been, or will be, filed with the Commission in accordance with the requirements of the Act, and each such Issuer Free Writing Prospectus or other free writing prospectus complies, or will comply, in all material respects with the requirements of the Act, including in respect of timely filing with the Commission, legending and record keeping.

(iii)

To the best of the Company’s knowledge, no order preventing or suspending the use of the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. The Prospectus, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b) and at the Time of Delivery (as defined in Section 4 hereof), did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Prospectus and any amendment or supplement thereto.

(iv)

The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

(v)

The Registration Statement and the Pricing Prospectus conform, and the Prospectus and any further amendments or supplements to the Registration Statement, the Pricing Prospectus or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement, the Pricing Prospectus and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and the Pricing Prospectus and any amendment thereto, and as of the applicable filing date and the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Pricing Prospectus or the Prospectus or any supplement thereto, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(vi)

The Company has not distributed and will not distribute, prior to the later of the Time of Delivery and the completion of the Underwriter’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Underwriter or included in Schedule II hereto or the Registration Statement;

(vii)  Neither the Company nor any of its subsidiaries listed on Exhibit 21 to the Company’s Form 10-K for the period ended December 31, 2006 (each referred to herein as a “subsidiary” and collectively, as the “subsidiaries”) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is in each case material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, and (ii) the Company or its subsidiaries have not entered into material transaction or incurred any material obligation outside of the ordinary course of business, otherwise than as set forth in the Pricing Prospectus and the Prospectus;

(viii)

To the best of the Company’s knowledge, the Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all other tangible properties and assets described in the Pricing Prospectus and the Prospectus as owned by it, in each case free and clear of all liens, charges, claims, encumbrances or restrictions, except such as (i) are described in the Pricing Prospectus and the Prospectus, (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iii) have been granted to the Company’s principal lenders; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted;

(ix)  Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not result in any material liability or disability to the Company or such subsidiary;

(x)  The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained or incorporated by reference in the Pricing Prospectus and the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company owned by the Company (i) have been duly and validly authorized and issued, are fully paid and non-assessable and (ii) except as disclosed in the Pricing Prospectus and the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims other than liens and encumbrances granted in favor of the Company’s principal lenders; except as disclosed in or contemplated by the Pricing Prospectus and the Prospectus and the consolidated financial statements of the Company, and the related notes thereto, contained or incorporated by reference in the Pricing Prospectus and the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company’s stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Pricing Prospectus and the Prospectus accurately and fairly presents the information required by the Act and the published rules and regulations of the Commission thereunder to be shown with respect to such plans, options and rights;

(xi)  The Shares have been duly and validly authorized and duly and validly issued and are fully paid and non-assessable and conform to the description of the Common Stock contained or incorporated by reference in the Pricing Prospectus and the Prospectus; no stockholder of the Company, other than the Selling Stockholders, has any right, which has not been waived, to require the Company to register the sale of any shares of capital stock owned by such stockholder under the Act in the public offering contemplated by this Agreement;

(xii)  The Company has full corporate power and authority to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;

(xiii)  The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the Certificate and Articles of Incorporation or By-laws of the Company as currently in effect and (iii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, other than, in the case of (i) and (iii) above, any such conflicts, breaches, violations or  defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (“NASD”) in connection with the purchase and distribution of the Shares by the Underwriter;

(xiv)  Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or, except where such violation or default would not have a material adverse effect on the Company and its subsidiaries taken as a whole, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xv)  The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Description of Equity Securities” insofar as they purport to constitute summaries of the terms of the equity or debt securities described therein, and under the captions “Legal Matters” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(xvi)  Except as disclosed in the Pricing Prospectus or the Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body;

(xvii)  The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit, except where such revocations or modifications, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries;

(xviii)  Except as disclosed in the Pricing Prospectus and the Prospectus and except for any non-compliances which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, the Company and its subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, including, without limitation, those relating to occupational safety and health, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, those relating to the storage, handling or transportation of hazardous or toxic materials (collectively, “Environmental Laws”) and (ii) are in compliance with all terms and conditions of any such permit, license or approval.  The Company, in its reasonable judgment, has concluded that any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to result in a material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole;

(xix)  PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and have been appointed by the Audit Committee of the Company, which is comprised entirely of independent directors of the Board of Directors of the Company;

(xx)  The consolidated financial statements and schedules, if any, of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis as certified by the independent public accountants named in paragraph (xix) above; no other financial statements or schedules, if any, are required to be included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus; and the selected financial data set forth or incorporated by reference in the Pricing Prospectus and the Prospectus under the caption “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and “Selected Financial Data” fairly present the information set forth therein on the basis stated;

(xxi)  The Company owns, or possesses and/or has been granted valid and enforceable licenses for, all registered patents, patent applications, trademarks, trademark applications, tradenames, servicemarks and copyrights necessary to the conduct of its business as such business is described in the Pricing Prospectus and the Prospectus (collectively, the “Registered Intellectual Property”), except where the failure, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries.  The Company has no knowledge of any material infringement or misappropriation by third parties of any of the Registered Intellectual Property, or any material inventions, manufacturing processes, formulae, trade secrets, know-how, unregistered trademarks, and other intangible property and assets necessary to the conduct of its business as such business is described in the Pricing Prospectus and the Prospectus (collectively, the “Other Intellectual Property,” and together with the Registered Intellectual Property, the “Intellectual Property”), nor is there any pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights of title or other interest in or to any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim.  To the best knowledge of the Company, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim.  To the best knowledge of the Company, there is no pending or  threatened action, suit, proceeding or claim by others that the Company or any of its products or processes or the Intellectual Property infringe or otherwise violate any patent, trademark, servicemark, copyright, trade secret or other proprietary right of others and the Company is unaware of any facts which would form a reasonable basis for any such claim.  The Company is not aware of any grounds for an interference proceeding before the United States Patent and Trademark Office in relation to any of the patents or patent applications currently owned by the Company.  To the best knowledge of the Company, there is no pending or threatened action, suit proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or other intellectual property right or compensation from the Company for any invention or other intellectual property right made by such employee, consultant or agent in the course of his/her employment with the Company or otherwise.  There is no act or omission by the Company or its agents of which the Company has knowledge that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid.  Each of the Pricing Prospectus and the Prospectus fairly and accurately describe in all material respects the Company’s rights with respect to the Intellectual Property;

(xxii)  The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, each of which has been true and correct in all material respects, and have paid all taxes shown as due thereon except where such taxes are being contested in good faith by the Company; and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries;

(xxiii)  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxiv)  Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(xxv)  Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, Canada, any other foreign government or any respective jurisdiction thereof;

(xxvi)  The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(xxvii)  The Common Stock of the Company has been registered pursuant to Section 12(g) of the Exchange Act and the Company is not required to take any further action for the inclusion of the Shares on the Nasdaq Stock Market.  The issued and outstanding common shares of the Company, including the Shares, are listed and posted for trading on the Toronto Stock Exchange, and no order ceasing or suspending trading in any securities of the Company or the trading of any of the Company’s issued securities has been issued and no proceedings for such purpose are, to the knowledge of the Company, pending or threatened.

(xxviii)  There are no business relationships or related-party transactions involving the Company or any subsidiary required to be described in the Pricing Prospectus or the Prospectus which have not been described as required;

(xxix)  The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles of the United States.  Except as disclosed in the Pricing Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(xxx)  Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxxi)  The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have duly made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct as of the respective dates thereof.  The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(xxxii)  The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder that are then in effect, is implementing the provisions thereof in accordance thereof, and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon the effectiveness of such provisions;

(xxxiii)  Without the prior consent of the Underwriter, the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; and any free writing prospectus, the use of which has been consented to by the Company and the Underwriter is listed on Schedule I hereto;

(xxxiv)  The Company has complied and will comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

(xxxv)  The Company’s US subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company’s US subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to any of the Company’s US subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company’s US subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Company’s US subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  None of the Company’s US subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code, in each case, except where such liabilities, individually or in the aggregate would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.  Each “employee benefit plan” established or maintained by the Company’s US subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and to the best of the Company’s knowledge, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification;

(xxxvi)  The Company has not filed any confidential material change reports under the Canadian Securities Laws; and

(xxxvii)  To the best of the Company’s knowledge, information and belief, none of the directors or officers of the Company or any of its Subsidiaries (or such shareholders’ respective principals) is or has ever been subject to prior regulatory, criminal or bankruptcy proceedings in Canada or elsewhere.

Any certificate signed by an officer of the Company or any subsidiary and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters set forth therein.

(b)

Representations and Warranties of the Selling Stockholders.  Each of the Selling Stockholders, severally and not jointly, represents and warrants to the Underwriter that:

(i)

This Agreement has been duly authorized (in the case of a trust), executed and delivered by or on behalf of such Selling Stockholder;

(ii)

The Shares are subject to the interests of the Underwriter hereunder; the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any trustee or the termination of such trust or by the occurrence of any other event;

(iii)

Such Selling Stockholder has a security entitlement (within the meaning of Section 8-102(a)(17) of the New York Uniform Commercial Code (the “UCC”)) to, and has good and valid beneficial ownership of, the Shares to be sold by such Selling Stockholder maintained in a securities account on the books of the Company free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that the Underwriter acquires its interest in such Shares they have purchased without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the crediting of such Shares to the securities account of the Underwriter maintained with The Depository trust Company (“DTC”) and payment therefor by the Underwriter, as provided herein, the Underwriter will have acquired a security entitlement to such Shares, and no action based on any adverse claim may be asserted against the Underwriter with respect to such security entitlement;

(iv)

Such Selling Stockholder has the legal right and power, and all authorizations and approvals required by law under its organizational documents to enter into this Agreement, to sell, transfer and deliver all of the Shares pursuant to this Agreement and to comply with its other obligations hereunder and thereunder;

(v)

The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement (i) will not result in any default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under, or require the consent of any other party to, the organizational documents of such Selling Stockholder, (ii) will not conflict with or constitute a breach of, or Default under, any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit and (iii) will not result in any violation of any statute, law, regulation, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Selling Stockholder or its properties, except in the case of clauses (ii) and (iii), for any such Default that would not, individually or in the aggregate, have a material adverse effect on such Selling Stockholder or its ability to consummate the transactions contemplated hereby.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Act, applicable state securities or blue sky laws and from the NASD;

(vi)

No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriter of any of the Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby;

(vii)

As of the effective date of the Registration Statement and any amendment thereto, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case solely with respect to statements in or omissions from the Registration Statement that relate to such Selling Stockholder;

(viii)

As of the Applicable Time, the Pricing Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case solely with respect to statements in or omissions from the Pricing Disclosure Package that relate to such Selling Stockholder;

(ix)

The Prospectus, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b) and at the Time of Delivery did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case solely with respect to statements in or omissions from the Pricing Disclosure Package that relate to such Selling Stockholder;

(x)

Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(xi)

Such Selling Stockholder is not prompted to sell the Shares by any information concerning the Company which is not set forth in the Registration Statement and the Pricing Disclosure Package;

(xii)

Such Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any written materials in connection with the offer or sale of the Shares to be sold by it; and

(xiii)

The Shares to be sold by such Selling Stockholder represent all of the shares of Common Stock of the Company beneficially owned (as that term is used for purposes of Section 13(d) under the Exchange Act) by such Selling Stockholder.

Any certificate signed by a Selling Stockholder or trustee of a Selling Stockholder and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriter as to the matters set forth thereby.

2.

Shares Subject to Sale.  On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions of this Agreement, the Selling Stockholders agree, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each Selling Stockholder at the Time of Delivery, at a purchase price per share of $13.20, the Shares, the number of Shares set forth opposite such Selling Stockholder’s name on Schedule I.

3.

Offering.  The Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.

Closing.  Certificates in definitive form for the Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least forty-eight hours’ prior notice to the Selling Stockholders, shall be delivered by or on behalf of the Selling Stockholders to the Underwriter for the account of the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds to the account specified by the Selling Stockholders, as their interests may appear, all at the office of Mayer Brown LLP at 1675 Broadway, New York, New York  10019 (or such other place as may be agreed to by the Underwriter, the Selling Stockholders and the Company) at 9:00 a.m. New York time, on the third (fourth, if the determination of the purchase price of the Shares occurs after 5:00 p.m., New York time) New York Stock Exchange trading day after the date hereof or such other time and date as the Underwriter, the Company and the Selling Stockholders may agree upon in writing (the “Time of Delivery”).  Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at such location as the Underwriter may reasonably specify.  If the Underwriter so elects, delivery of the Shares may be made by credit through full fast transfer to the accounts at DTC designated by the Underwriter or through Deposit/Withdrawal at Custodian, or DWAC.

5.

Covenants.

(a)

Covenants of the Company.  The Company agrees with the Underwriter:

(i)

To prepare the Prospectus in a form approved by the Underwriter, acting reasonably, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than Commission’s close of business on the first business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the rules and regulations of the Commission under the Act, to make no further amendment or any supplement to the Registration Statement, the Pricing Prospectus or Prospectus which shall be reasonably disapproved by the Underwriter promptly giving reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any post-effective amendment to the Registration Statement has been filed or becomes effective, or any supplement to the Pricing Prospectus or the Prospectus or any amended Pricing Prospectus or Prospectus has been filed and to furnish the Underwriter copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Pricing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Pricing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Pricing Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)  The Company will file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act and will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the provision therein) and in any event prior to the Time of Delivery;

(iii)  Promptly, from time to time, to take such action as may be required to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iv)

To furnish the Underwriter with copies of each Issuer Free Writing Prospectus, the Pricing Prospectus and the Prospectus in such quantities as the Underwriter may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Underwriter and upon the Underwriter’s request to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(v)

During the period beginning on the Applicable Time and ending on the date nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act;

(vi)

During a period of five years from the effective date of the Registration Statement, to the extent not available via EDGAR and/or SEDAR, furnish to the Underwriter upon request copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to the Underwriter as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq Stock Market, the Toronto Stock Exchange or any national or foreign securities exchange on which any class of securities of the Company is listed (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its stockholders generally or to the Commission); and

(vii)

To give prompt notice to the Underwriter if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, and, if requested by the Underwriter, to prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

(b)

Covenants of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, covenants and agrees with the Underwriter:

(i)

It will deliver to the Underwriter prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriter’s documentation of its compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated;

(ii)

The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(iii)

The Selling Stockholder will advise the Underwriter promptly, and if requested by the Underwriter, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of any change in the information in the Registration Statement, the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto relating to the Selling Stockholder.

6.

Expenses.  The Selling Stockholders, jointly and severally, covenant and agree with the Company and the Underwriter that the Selling Stockholders will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Selling Stockholders’ counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of each Issuer Free Writing Prospectus and the Registration Statement, the Pricing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of reproducing this Agreement, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses and filing fees in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(a)(iii) hereof and securing any required review by the NASD of the terms of the sale of the Shares, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and review and in connection with the Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Shares with the Nasdaq Stock Market and the Toronto Stock Exchange; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers they may make.

7.

Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act; no stop order suspending the effectiveness of the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s reasonable satisfaction;

(b)

Mayer Brown LLP and Goodmans LLP, counsel to the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated the Time of Delivery, with respect to this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus and other related matters as the Underwriter may reasonably request;

(c)

Dunnington, Bartholow & Miller LLP, U.S. counsel to the Company, Wildeboer Dellelce LLP , Canadian counsel to the Company and Benjamin Chhiba, the general counsel of the Company, shall have furnished to the Underwriter their written opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to the Underwriter, with respect to the matters set forth in Annex I(a), Annex I(b) and Annex I(c), respectively, hereto;

(d)

Willkie Farr & Gallagher LLP, U.S. counsel to the Selling Stockholders, shall have furnished to the Underwriter their written opinion, dated the Time of Delivery, substantially in the form of Annex II hereto;

(e)

Davies, Ward, Phillips & Vineberg, LLP, Canadian counsel to the Selling Stockholders, shall have furnished to the Underwriter their written opinion, dated the Time of Delivery, substantially in the form of Annex III hereto;

(f)

Davies, Ward, Phillips & Vineberg, LLP, U.S. counsel to the Selling Stockholders, shall have furnished to the Underwriter their written opinion, dated the Time of Delivery, substantially in the form of Annex IV hereto;

(g)

The Underwriter shall have received, on each of the date hereof and the Time of Closing, a letter dated the date hereof or the Time of Closing, as the case may be, in form and substance satisfactory to the Underwriter, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(h)

(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus or the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus or the Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus or the Prospectus, there shall not have been any change in the capital stock (other than issuances of Common Stock pursuant to Company stock option and stock purchase plans described in the Registration Statement, the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the sole judgment of the Underwriter, acting reasonably, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

(i)

On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, the Nasdaq Stock Market, the American Stock Exchange, the Toronto Stock Exchange or in the over-the-counter market by the NASD, or trading in securities generally shall have been suspended on the New York Stock Exchange, the Nasdaq Stock Market, the American Stock Exchange, the Toronto Stock Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by U.S. federal, Canadian federal or New York authorities, (ii) a suspension or material limitation in trading in securities generally on the Nasdaq Stock Market, the Toronto Stock Exchange or any foreign exchange, (iii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Stock Market, the Toronto Stock Exchange or any foreign exchange, (iv) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the sole judgment of the Underwriter, acting reasonably, to affect materially and adversely the marketability of the Shares or (v) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the sole judgment of the Underwriter, acting reasonably, has materially and adversely affected the Company’s business or earnings and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

(j)

The Company shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery certificates of officers of the Company, in their capacities as such, satisfactory to the Underwriter, acting reasonably, as to the accuracy of the representations and warranties of the Company, herein at and as of the Time of Delivery, as to the performance by the Company, of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as the Underwriter may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (h) and (i) of this Section, and as to such other matters as the Underwriter may reasonably request; and

(k)

Each of the Selling Stockholders shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery certificates, satisfactory to the Underwriter, acting reasonably, as to the accuracy of the representations and warranties of such Selling Stockholder, herein at and as of the Time of Delivery, as to the performance by the Selling Stockholder, of all of its obligations hereunder to be performed at or prior to the Time of Delivery.

8.

Indemnification and Contribution.

(a)

The Company agrees to indemnify and hold harmless the Underwriter, its directors, officers, employees and agents, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any “road show” (as defined in Rule 433 under the Act) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Pricing Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or a Non-Prospectus Road Show, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Underwriter for any reasonable legal expenses and for other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by the Underwriter or a Selling Stockholder expressly for use therein.

(b)

Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Underwriter, its directors, officers, employees and agents, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Pricing Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case solely with respect to statements in or omissions from the Registration Statement that relate to the Selling Stockholder; and will reimburse the Underwriter and such person for any legal or other expenses reasonably incurred by the Underwriter or such person in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

The Underwriter will indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Pricing Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or the Selling Stockholders in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)

Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.  No indemnifying party shall be liable for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

(e)

If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company, the Selling Stockholders and the Underwriter shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then the Company, the Selling Stockholders and the Underwriter shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the total underwriting discount or commission received by the Underwriter hereunder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)

The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company or the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or otherwise; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or a Selling Stockholder within the meaning of the Act or otherwise.

(g)

The aggregate liability of each Selling Stockholder under the indemnity and contribution agreements contained in this Section 8 will be limited to an amount equal to the net proceeds from the offering of the Shares provided hereunder actually received by each Selling Stockholder hereunder.

9.

[Intentionally left blank]

10.

Survival.  The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter, its directors, officers, employees or agents, or any controlling person of the Underwriter, or the Company, or any officer, director, trustee or controlling person of the Company or a Selling Stockholder and shall survive delivery of and payment for the Shares.

11.

Expenses of Termination.  If this Agreement shall be terminated or the transactions contemplated hereby shall not have been consummated due to any of the conditions set forth in Section 7 hereof not having been met, or the Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Selling Stockholders, jointly and severally, will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Selling Stockholders shall have no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof.

12.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the Underwriter at BMO Capital Markets Corp., 3 Times Square, New York, New York 10036, Facsimile: (212) 885-4175, Attention: Equity Capital Markets; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; and if to the Selling Stockholders shall be delivered or sent by mail, telex or facsimile transmission to Claridge Inc., 1170 Peel Street, Suite 800, Montreal, QC.  H3B 4P2, Facsimile (514) 878-5214, Attention: Zeno Santache, with a copy to Davies Ward Phillips & Vineberg LLP, 1501 McGill College, Suite 2400 Montréal, Québec H3A 3M8, Facsimile: (514) 841-6499, Attention: Michael D. Vineberg.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.

Information Provided by the Underwriter.  The Company, the Selling Stockholders and the Underwriter agree that, for purposes of this Agreement, the statements set forth in paragraphs under the heading “Underwriting” in the  Prospectus constitute the only information furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus.  In addition, the Company, the Selling Stockholders and the Underwriter agree that, for purposes of this Agreement, no information has been furnished in writing to the Company by the Underwriter expressly for use in any Issuer Free Writing Prospectus or Non-Prospectus Road Show.

14.

Miscellaneous.

(a)

This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Selling Stockholders and the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers, directors and trustees of the Company and the Selling Stockholders and each person who controls the Company or a Selling Stockholder, the directors, officers, employees and agents of the Underwriter and any person who controls the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

(b)

Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

(c)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party’s intention to be bound by this Agreement and that party’s agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

(e)

If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement.

(f)

The Company, the Selling Stockholders and the Underwriter acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholders, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters) or any other obligation to the Company or the Selling Stockholders except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Stockholders consulted their own legal advisors to the extent they deem appropriate.  The Company and the Selling Stockholders agree that they will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholders, in connection with such transaction or the process leading thereto.

(g)

All dollar amounts in this Agreement are expressed in U.S. dollars and all references to “$” are to U.S. dollars.

[Rest of this page is intentionally left blank.]

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriter, the Company and the Selling Stockholder.

Very truly yours,

SUNOPTA INC.

By: /s/ Steven Robert Bromley
Name: Steven Robert Bromley
Title: President and CEO

/s/ Stephen R. Bronfman
Stephen R. Bronfman

SRB BELVEDERE TRUST

By: /s/ Michael D. Vineberg
Name: Michael D. Vineberg
Title: Trustee

THE CHARLES R. BRONFMAN TRUST

By: /s/ Zeno Santache
Name: Zeno Santache
Title: Authorized Signatory

Accepted as of the date hereof,

BMO CAPITAL MARKETS CORP.

By: /s/ William S. Schreier
Name: William S. Schreier
Title: Executive Managing Director

SCHEDULE I

Selling Stockholders

Name of Selling Stockholder	Number of Shares
Stephen R. Bronfman	4,550,000
SRB Belvedere Trust	420,714
The Charles R. Bronfman Trust	109,818
Total	5,080,532

S-1

SCHEDULE II

LIST OF ISSUER FREE WRITING PROSPECTUSES
TO BE INCLUDED IN DISCLOSURE PACKAGE

None

S-2

Annex I(a)

Form of Opinion of Dunnington, Bartholow & Miller LLP, U.S. counsel to the Company

BMO Capital Markets Corp.

3 Time Square

New York, NY  10036

Re:

SunOpta Inc. – Underwriting Agreement

dated December 3, 2007

Ladies and Gentlemen:

We have acted as special United States counsel for SunOpta Inc., a Canada corporation (the “Company”), in connection with the (i) execution and delivery by the Company of the Underwriting Agreement dated December 3, 2007 (the “Underwriting Agreement”) between the Company, (a) Stephen R. Bronfman, (b) the Charles R. Bronfman Trust and (c) the SRB Belvedere Trust (collectively the “Selling Stockholders”) and BMO Capital Markets Corp. (the “Underwriter”) and (ii) the sale by the Selling Stockholders of 5,080,532 common shares, without par value, of the Company (the “ Shares”) pursuant to the Underwriting Agreement.  The  Shares are being offered pursuant to Rule 415 under the Securities Act of 1933, as amended (the “ Act”) and have been registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-147791) filed by the Company with the Securities and Exchange Commission (the “Commission”) on  December 3, 2007 which registration statement became  effective automatically upon filing (the “Registration Statement”).  Capitalized terms used herein without definition shall have the respective meanings given such terms in the Underwriting Agreement.

In such capacity we participated in the preparation of the Registration Statement and all amendments thereto.

We have examined an executed copy of the Underwriting Agreement, such other documents, corporate records, certificates of public officials and of officers of the Company and questions of law as we have deemed relevant for the purposes hereof.  In such examinations, we have assumed without independent verification the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies and the accuracy of the factual matters contained in the aforementioned certificates. We have assumed, for the purposes of the opinions expressed herein, that (a) the Company is validly existing under the laws of Canada and, under Canadian law, the Company has full power, authority and legal right to execute and deliver the Underwriting Agreement and to perform its obligations thereunder and (b) the Underwriting Agreement has been duly authorized, executed and delivered by the Company under Canadian law and no other proceedings under Canadian law are necessary for the Company to perform its obligations thereunder.

A-I-1

Whenever our opinions expressed herein are qualified by the phrase “to the best of our knowledge,” “known to us” or words of like import, it indicates that during the course of our representation of the Company in connection with the preparation and filing of the Registration Statement and after reasonably inquiry with respect to the subject matter of any such opinion, no information has come to our attention which would give us actual knowledge of the existence or non-existence of relevant facts.  No inference as to our knowledge or the existence or non-existence of any facts should, or may be, drawn merely from the fact that we represented the Company as special United States counsel.

Based upon the foregoing, we advise you that, in our opinion:

(1)

Each of the Company’s subsidiaries named on Schedule A hereto (the “Subsidiaries”) has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.  All of the issued and outstanding shares of capital stock of each  Subsidiary (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) are owned of record and, to our knowledge, beneficially by the Company or another subsidiary of the Company, and except for the lien in favor of the members of the lending syndicate as described in footnote 8 to the Company’s Consolidated Financial Statements for the year ended December 31, 2006 are held free and clear of all liens, encumbrances, equities or claims and, to the best of our knowledge, have been issued, with respect to such subsidiaries, in compliance with  United States and state securities laws.  Each  Subsidiary  is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases real property or maintains an office;

(2)

The sale by the Selling Stockholders of the  Shares and the performance by the Company of its obligations under the Underwriting Agreement does not and will not (i) breach or result in a default under any agreement, indenture or other instrument filed as an exhibit to the Registration Statement or any document incorporated by reference into the Registration Statement, which is governed by  New York law, to which the Company is a party or by which it is bound or to which any of its properties is subject, or (ii) violate any law, rule or administrative regulation or any order or decree, known to us, of any United States or New York court or any United States governmental agency or United States body having jurisdiction over the Company or any of its properties, except that we express no opinion as to state securities or “Blue Sky” laws or as to compliance with the anti-fraud provisions of US federal and state securities laws;

A-I-2

(3)

No consent, approval, authorization, order, registration or qualification of or with any United States court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except for the registration under the  Act of the  Shares;

(4)

The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

(5)

The  Shares have been previously authorized for inclusion on the Nasdaq Stock Market;

(6)

To our knowledge and other than as set forth in the Pricing Prospectus and Prospectus  there are no legal or governmental proceedings pending in the United States to which the Company or any of  the  Subsidiaries is a party or of which any property of the Company or any  Subsidiary is the subject which, if determined adversely to the Company or any of the  Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others in the United States;

(7)

The Registration Statement is  effective  under the  Act.  To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the  Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the  Act has been made in the manner and within the time period required by such Rule 424(b);

(8)

The Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion is expressed) comply as to form in all material respects with the applicable requirements of the Act;

A-I-3

(9)

The statements set forth under the heading “Legal Matters” in the Pricing Prospectus and the Prospectus, insofar as such statements purport to summarize legal matters, documents or proceedings, provide a fair summary of such legal matters, documents and proceedings; and

(10)

The documents incorporated by reference in the Pricing Prospectus and the Prospectus (other than the financial statements and related schedules therein, as to which no opinion is expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the  Exchange Act  and the rules and regulations of the Commission thereunder.

In the course of the preparation by the Company of the  Registration Statement, the Pricing Disclosure Package  and the Prospectus, we have participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus were discussed.  On the basis of information that we have gained in the course of our representation of the Company in connection with its preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus and based on our participation in the discussions referred to above, nothing came to our attention that caused us to believe that (a) the Registration Statement as of its effective date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b)  the Pricing Disclosure Package as of the Applicable Time  contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus, as of its date or as of the date hereof, included or includes  an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  We express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

Please note that the limitations inherent in the independent verification of factual matters and the character of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

A-I-4

We wish to advise you, further, that we are members of the bar of the State of New York and that the foregoing relates only to the federal laws of the United States and the laws of the State of New York, except for the opinion expressed in the first sentence of paragraph numbered (1) above which is based solely upon certificates of public officials.

Very truly yours,

A-I-5

SCHEDULE A

UNITED STATES SUBSIDIARIES

1.

SunOpta Holdings Inc.- Delaware

2.

SunOpta Financing Inc. – Delaware

3.

SunOpta Food Group LLC- Delaware

4.

SunOpta Fruit Group Inc.- California

5.

SunOpta Aseptic, Inc. – Minnesota

6.

SunRich LLC – Minnesota

7.

SunOpta Ingredients Inc. – Delaware

8.

SunOpta Global Organic Ingredients Inc.- California

9.

SunOpta LP – Delaware

10.

SunOpta LLC – Delaware

11.

Opta Minerals (USA) Inc. –Delaware

12.

Virginia Materials Inc – Delaware

13.

MTI 01 – 2006 Inc. – Delaware

14.

OPM 01 – 2006 Inc. – Delaware

15.

International Materials & Supplies Inc.- Virginia

16.

Magnesium Technologies Corporation – Michigan

17.

Bimac Inc. – Michigan

Annex I(b)

Form of Opinion of Wildeboer Dellelce LLP , Canadian counsel to the Company

BMO Capital Markets Corp.

3 Times Square

New York, NY  10036

Dear Sirs/Mesdames:

Re:

Sale of Shares of SunOpta Inc.

We have acted as Canadian counsel to SunOpta Inc. (the “Corporation”) in connection with the sale (the “Offering”) by Stephen R. Bronfman, the Charles R. Bronfman Trust and the SRB Belvadere Trust (collectively, the “Selling Stockholders”) of 5,080,532 common shares in the capital of the Corporation (the “Shares”) pursuant to the terms and subject to the conditions of an underwriting agreement (the “Underwriting Agreement”) dated December 3, 2007 among the Corporation, the Selling Stockholders and BMO Capital Markets Corp. (the “Underwriter”).

We understand that the Corporation has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-147791) to be used in connection with the Offering.

Examinations

As Canadian counsel to the Corporation, we have reviewed and participated in the preparation of:

(a)

the Underwriting Agreement;

(b)

the Registration Statement;

(c)

the Pricing Prospectus; and

(d)

the Prospectus.

This opinion is being delivered to you pursuant to Section 7(c) of the Underwriting Agreement.  Terms that are defined in the Underwriting Agreement shall have the same meaning where used in this opinion, unless such terms are otherwise defined herein.

 Assumptions and Qualifications

For purposes of the opinions set forth below, we have assumed:

(a)

the legal capacity of all individuals;

A-IB-1

(b)

the genuineness of all signatures on, and the authenticity and completeness of all documents submitted to us as originals and the conformity to authentic or original documents of all documents submitted to us as certified, conformed, telecopied, photostatic, electronically transmitted copies (including commercial reproductions) or obtained under National Instrument 13-101 - System for Electronic Document Analysis and Retrieval (SEDAR) of the securities regulatory authorities in Canada;

(c)

the identity and capacity of any person acting or purporting to act as a corporate or public official;

(d)

the accuracy and completeness of all information provided to us by public officials or offices of public record;

(e)

the accuracy and completeness of all representations and statements of fact contained in all documents, instruments and certificates, including the Officers’ Certificate (as defined below);

(f)

the accuracy and completeness of the minute books and all other corporate records of each of the Corporation, Opta Minerals Inc. (“Opta”) and SunOpta BioProcess Inc. (“SBI”) provided to us; and

(g)

that the representations and warranties of each of the Underwriter, the Selling Stockholders and, as to matters of fact only, the Corporation set forth in the Underwriting Agreement are true and correct and accurate in all respects and that the distribution of the Shares was effected in accordance with the terms of the Underwriting Agreement.

We have not undertaken any independent investigation to verify the accuracy of any of the foregoing assumptions.

Whenever our opinion with respect to the existence or absence of facts or circumstances is qualified by the phrase “to the best of our knowledge” or words of like effect, it is intended to indicate that in the course of our representation of the Corporation, no information has come to the attention of the lawyers in our firm who have participated in the Offering or other substantive representation of the Corporation, which would give us actual knowledge of the existence or non-existence of such facts or circumstances.  However, other than a review of the Officer’s Certificates or as otherwise expressly stated herein, we have not undertaken any special or independent investigation to determine the existence or absence of any facts or circumstances and no inference as to our knowledge as to such facts and circumstances should be drawn from our representation of the Corporation.

Laws

We are solicitors qualified to practise law only in the Province of Ontario and therefore we express no opinions as to any laws or any matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein which are in effect on the date hereof.  We disclaim any obligation to advise you of any change to such laws after the date hereof, and express no opinion as to the effect of any subsequent course of dealing or conduct between any of the parties referred to herein.

A-IB-2

Reliance

We have considered such questions of law and examined such statutes, regulations, public and corporate records and certificates of officers of the Corporation and other documents as we have considered appropriate and necessary for the purposes of our opinion.  In particular, we have relied as to matters of fact on certificates of even date herewith of officers of each of the Corporation, Opta and SBI (the “Officers’ Certificates”), copies of which have been provided to you.

In rendering our opinion in paragraphs 1, 3 and 4 below as to the incorporation, valid existence and good standing of the Corporation, Opta and SBI, we have relied solely on Certificates of Compliance issued by Industry Canada dated December ●, 2007 with respect to each of the Corporation, Opta and SBI, which we have assumed continue to be accurate as at the date hereof.

In rendering our opinion in paragraphs 1, 3 and 4 below as to the Corporation, Opta and SBI being duly qualified to do business and in good standing in each jurisdiction within Canada in which it owns or leases real property or maintains an office, we have relied solely on the Officer’s Certificates and:

(a)

Corporation Profile Reports in respect of each of the Corporation, Opta and SBI retrieved from the applicable governmental website in Ontario dated December ●, 2007;

(b)

Corporation Registration System Reports in respect of each of the Corporation and Opta retrieved from the applicable governmental website in Quebec effective as of November 30, 2007; and

(c)

a certificate of good standing dated December ●, 2007 issued by the Registrar of Companies (British Columbia) in respect of the Corporation,

copies of which have been delivered to you.

In rendering our opinion in paragraph 3 with respect to the number of issued and outstanding common shares of Opta and the number of such shares owned of record by the Corporation, we have relied solely on a certified copy of the shareholders register of Opta as at November 30, 2007 provided to us by Equity Transfer & Trust Company, a copy of which has been delivered to you.

In rendering our opinion in paragraph 4 with respect to the number of issued and outstanding common shares of SBI and the number of such shares owned of record by the Corporation, we have relied solely on a review of the minute books and shareholders register of SBI.

Opinions

Based and relying upon and subject to the foregoing and the qualifications hereinafter expressed, we are of the opinion that at the date hereof:

1.

The Corporation is a corporation incorporated, validly existing and in good standing under the laws of Canada with all necessary corporate power and capacity to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus.  The Corporation is duly qualified to do business and is in good standing in each jurisdiction within Canada in which it owns or leases real property or maintains an office.

2.

The authorized capitalization of the Corporation as of December ●, 2007 is as set forth under the caption “Description of Share Capital” in the Pricing Prospectus and the Prospectus.  The Shares conform in all material respects to the description of the capital stock contained in the Pricing Prospectus and the Prospectus.

A-IB-3

3.

Opta is a corporation incorporated, validly existing and in good standing under the laws of Canada with all necessary corporate power and capacity to own, lease and operate its properties and conduct its business.  Opta is duly qualified to do business and is in good standing in each jurisdiction within Canada in which it owns or leases real property or maintains an office.  The authorized share capital of Opta consists of an unlimited number of common shares, of which 17,981,256 common shares were issued and outstanding and of which 11,927,000 were owned of record by the Corporation, in each case as of November 30, 2007.  To the best of our knowledge, such 11,927,000 common shares of Opta are owned by the Corporation free and clear of all liens, encumbrances, equities or claims, except to the extent such shares have been pledged as security pursuant to the Corporation’s credit facilities with its principal bankers.

4.

SBI is a corporation incorporated, validly existing and in good standing under the laws of Canada with all necessary corporate power and capacity to own, lease and operate its properties and conduct its business.  SBI is duly qualified to do business and is in good standing in each jurisdiction within Canada in which it owns or leases real property or maintains an office.  The authorized share capital of SBI consists of an unlimited number of common shares and an unlimited number of preferred shares, issuable in series, of which 9,200,000 common shares and 1,500,000 Series A convertible preferred shares are issued and outstanding as of the date hereof.  All of the common shares of SBI (and none of the Series A convertible preferred shares of SBI) are owned of record and, to the best of our knowledge, beneficially by the Corporation free and clear of all liens, encumbrances, equities or claims, except to the extent such shares have been pledged as security pursuant to the Corporation’s credit facilities with its principal bankers.

5.

The Corporation has the corporate power and authority to enter into the Underwriting Agreement and perform its obligations thereunder and the Underwriting Agreement has been duly authorized, executed and delivered by the Corporation.

6.

The sale by the Selling Stockholder of the Shares and the performance by the Corporation of its obligations under the Underwriting Agreement does not and will not violate (i) the articles of incorporation or by-laws of the Corporation; (ii) any law, rule or administrative regulation of the Province of Ontario or federal law of Canada applicable therein; or (iii) to the best of our knowledge, any order or decree of any court or any governmental agency or body having jurisdiction over the Corporation or any of its properties.

7.

No consent, approval, authorization, order, registration or qualification of or with any Federal Canadian or Ontario court or governmental agency or body in the Province of Ontario is required for the consummation by the Corporation of the transactions contemplated by the Underwriting Agreement except as have been obtained.

8.

The common shares of the Corporation are currently listed and posted for trading on the Toronto Stock Exchange.

9.

The statements in the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital” and “Canadian Federal Income Tax Consequences for Non-Residents”, to the extent they constitute matters of law or legal conclusions, have been reviewed by us and are fair descriptions in all material respects of such matters and conclusions.

A-IB-4

This opinion is intended solely for the use of the addressees and is being delivered in connection with the Offering and may not be relied upon by any other person or in connection with any other transaction, quoted from or referred to in any other documents, or furnished (either in its original form or by copy) to any other party without our prior written consent.  This opinion is limited to the matters stated herein, and no opinion or belief is implied or should be inferred beyond the matters expressly stated herein.

Yours very truly,

A-IB-5

Annex I(c)

Form of Opinion of Benjamin Chhiba, the general counsel of the Company

BMO Capital Markets Corp.

3 Times Square

New York, NY  10036

Dear Sirs/Mesdames:

Re:

Sale of Shares of SunOpta Inc.

I am general counsel of SunOpta Inc. (the “Corporation”) and have represented the Corporation in connection with the sale (the “Offering”) by Stephen Bronfman, SRB Belvedere Trust and Charles R. Bronfman (each, a “Selling Stockholder” and collectively, the “Selling Stockholders”) of an aggregate of 5,080,532 common shares in the capital of the Corporation (the “Shares”) pursuant to the terms and subject to the conditions of an underwriting agreement (the “Underwriting Agreement”) dated December 3, 2007 among the Corporation, the Selling Stockholders and BMO Capital Markets Corp. (the “Underwriter”).

The Shares have been offered for sale to the public in the United States pursuant to a registration statement on Form S-3 (File No. 333-147791) filed with the United States Securities and Exchange Commission (the “Commission”).

Examinations

As general counsel of the Corporation, I have participated, together with Wildeboer Dellelce LLP, Canadian counsel to the Corporation, Dunnington, Bartholow & Miller LLP, United States counsel to the Corporation, Davies Ward Phillips & Vineberg LLP, Canadian counsel to the Selling Stockholders, Willkie Farr & Gallagher LLP, United States counsel to the Selling Stockholders, and Mayer Brown LLP, United States counsel to the Underwriters, in, inter alia:

(a)

the preparation of the Underwriting Agreement; and

(b)

the preparation and filing of the Registration Statement, the Pricing Prospectus and the Prospectus.

This opinion is being delivered to you pursuant to Section 7(c) of the Underwriting Agreement.  Terms that are defined in the Underwriting Agreement shall have the same meaning where used in this opinion, unless such terms are otherwise defined herein.

Assumptions and Qualifications

For purposes of the opinions set forth below, I have assumed:

(a)

the legal capacity of all individuals;

A-IC-1

(b)

the genuineness of all signatures (other than those on behalf of the Corporation) on, and the authenticity and completeness of all documents submitted to me as originals and the conformity to authentic or original documents of all documents submitted to me as certified, conformed, telecopied, photostatic, electronically transmitted copies (including commercial reproductions);

(c)

the identity and capacity of any person acting or purporting to act as a public official;

(d)

the accuracy and completeness of all information provided to me by public officials or offices of public record;

(e)

the accuracy and completeness of all representations and statements of fact contained in all documents, instruments and certificates;

I have not undertaken any independent investigation to verify the accuracy of any of the foregoing assumptions.

Whenever my opinion refers to shares of the Corporation, whether issued or to be issued, as being “fully paid and non-assessable”, such opinion indicates that the holder of such shares cannot be required to contribute any further amounts to the Corporation by virtue of his, her or its status as holder of such shares, either in order to complete payment for the shares, to satisfy claims of creditors or otherwise.  No opinion is expressed as to the adequacy or actual receipt of any consideration therefor.

Whenever my opinion with respect to the existence or absence of facts or circumstances is qualified by the phrase “to the best of my knowledge” or words of like effect, it is intended to indicate that in the course of acting as general counsel to the Corporation, no information has come to my attention which would give me actual knowledge of the existence or non-existence of facts or circumstances.

Laws

I am a solicitor qualified to practise law only in the Province of Ontario and therefore I express no opinions as to any laws or any matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein which are in effect on the date hereof.  I disclaim any obligation to advise you of any change to such laws after the date hereof, and express no opinion as to the effect of any subsequent course of dealing or conduct between any of the parties referred to herein.

Reliance

I have considered such questions of law and examined such statutes, regulations, public and corporate records and certificates of officers of the Corporation and other documents as I have considered appropriate and necessary for the purposes of my opinion.

Opinions

Based and relying upon and subject to the foregoing and the qualifications hereinafter expressed, I am of the opinion that at the date hereof:

1.

All of the issued and outstanding shares of capital stock of the Corporation have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of any statutory preemptive right, any participation, subscription or similar right in the Corporation’s organizational documents or, to best of my knowledge, any other similar contractual right.

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2.

The sale by the Selling Stockholders of the Shares and the performance by the Corporation of its obligations under the Underwriting Agreement do not and will not breach or result in a default under any agreement, indenture or other instrument filed as an exhibit to the Registration Statement or any document incorporated by reference into the Registration Statement to which the Corporation is a party or by which it is bound or to which any of its properties is subject.

3.

To the best of my knowledge and other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Corporation or any of its subsidiaries is a party or of which any property of the Corporation or any of its subsidiaries is the subject which, if determined adversely to the Corporation or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Corporation and its subsidiaries and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

This opinion is intended solely for the use of the addressees and is being delivered in connection with the Offering and may not be relied upon by any other person or in connection with any other transaction, quoted from or referred to in any other documents, or furnished (either in its original form or by copy) to any other party without our prior written consent.  This opinion is limited to the matters stated herein, and no opinion or belief is implied or should be inferred beyond the matters expressly stated herein.

Yours very truly,

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Annex II

Form of Opinion of Willkie Farr & Gallagher LLP,

U.S. counsel to the Selling Stockholders

BMO Capital Markets Corp.

3 Times Square

New York, New York  10036

Ladies and Gentlemen:

We have acted as United States counsel for Stephen R. Bronfman, a natural person resident in Canada (“Mr. Bronfman”), SRB Belvedere Trust, a trust organized under the laws of Canada (the “Belvedere Trust”), and the Charles R. Bronfman Trust, a trust organized under the laws of the state of New York (the “Bronfman Trust” and, together with Mr. Bronfman and the Belvedere Trust, the “Selling Stockholders”), in connection with (i) the execution and delivery by the Selling Stockholders of the Underwriting Agreement, dated December 3, 2007 (the “Underwriting Agreement”), among SunOpta Inc. (the “Company”), the Selling Stockholders and BMO Capital Markets Corp. (the “Underwriter”) and (ii) the sale by the Selling Stockholders of 5,080,532 shares of common stock, no par value, of the Company (the “Shares”) pursuant to the Underwriting Agreement.  The Shares are being offered pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), and have been registered under the Company’s Registration Statement on Form S-3 (File No. 333-147791) filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 3, 2007 and effective automatically upon filing (the “Registration Statement”).

The opinions set forth below are being rendered pursuant to Section 7(d) of the Underwriting Agreement.  Capitalized terms used herein and not defined herein have the respective meanings ascribed to such terms in the Underwriting Agreement.  All references herein to the Prospectus shall be deemed to include any supplements thereto at the date hereof.

In connection with this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Underwriting Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.  We have also examined originals or copies, certified or otherwise identified to our satisfaction, of all such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate to enable us to render the opinions expressed below.

As to factual matters, we have relied upon certificates of public officials, certificates and statements (including the representations and warranties contained in the Underwriting Agreement and the certificates delivered pursuant to the Underwriting Agreement on the date hereof) of officers of the Company and of the Selling Stockholders, and such other documents as we have deemed necessary or appropriate to enable us to render the opinions expressed below, and we have not undertaken any independent investigation to determine the existence or absence of such factual matters.  In such examination, we have assumed the accuracy of all documents and information furnished to us, the genuineness of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as certified, conformed, photostatic, facsimile or electronic copies, as well as the genuineness of all signatures on all such documents and the legal capacity of all natural persons in each case.

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A.

Based upon the foregoing, and subject to the assumptions, qualifications and exceptions set forth below, we are of the opinion that:

1.  Assuming that (a) the Underwriter acquires its interest in the Shares without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), (b) the Underwriter has purchased such Shares by making payment therefor as provided in the Underwriting Agreement and (c) the Underwriter has had such Shares credited to its securities account or accounts maintained with DTC or another securities intermediary, then the Underwriter will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Underwriter with respect to the Shares.

2.  No consent, approval, authorization or order of any court or governmental agency or body of the United States or the State of New York is required for the consummation by the Selling Stockholders of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals as have been obtained.

B.

The foregoing opinions are subject to the following:

We are members of the bar of the State of New York, and the opinions expressed herein are limited to the laws of the State of New York and the federal laws of the United States as in effect on the date of this letter and to the specific legal matters expressly addressed herein, and no opinion is expressed or implied with respect to the laws of any other jurisdiction or any legal matter not expressly addressed herein.  We express no opinion as to any consents, approvals, authorizations, registrations or qualifications that may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriter.  We wish to point out that Section 8-110 of the Uniform Commercial Code provides choice of law rules for the creation of securities entitlements and the ability of parties to assert adverse claims.  Such rules provide that the law of jurisdictions other than those covered in the opinions expressed herein may govern such matters.

This letter and the opinions expressed herein are being furnished solely for your information in connection with the Underwriting Agreement and may not be relied upon in any other manner whatsoever by you or furnished to, quoted to or relied upon by any other person, firm, corporation or other entity for any purpose without our prior written consent.  We have no obligation to modify, amend or update the opinions or statements set forth herein for any reason.

Very truly yours,

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Annex III

Form of Opinion of Davies, Ward, Phillips & Vineberg, LLP,

Canadian counsel to the Selling Stockholders

BMO Capital Markets Corp.
3 Times Square
New York, N.Y. 10036
USA

Re:

Secondary Offering of Shares of SunOpta Inc.

Ladies and Gentlemen:

We have acted as counsel in the Province of Quebec to Stephen R. Bronfman, a natural person resident in Canada (“Mr. Bronfman”) and SRB Belvedere Trust, a trust organized under the laws of the Province of Quebec (the “Trust”) (Mr. Bronfman and the Trust are sometimes herein collectively referred to as the “Selling Stockholders”) in connection with (i) the execution and delivery by the Selling Stockholders of the underwriting agreement dated December 3, 2007 (the “Underwriting Agreement”) among SunOpta Inc. (the “Company”), the Selling Stockholders, the Charles R. Bronfman Trust and BMO Capital Markets Corp. (the “Underwriter”), and (ii) the sale by the Selling Stockholders of 5,080,532 shares of common stock, no par value of the Company (the “Shares”) pursuant to the Underwriting Agreement.  We understand that the Shares are being offered pursuant to a Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission of the United States on December 3, 2007.

The opinions set out below are delivered to you pursuant to Section 7 of the Underwriting Agreement.

We have examined originals and copies, certified or otherwise identified to our satisfaction of the Underwriting Agreement and such other records, certificates, resolutions, instruments, documents and papers, including public and corporate records, resolutions of the trustees of the Trust (the “Trustees”) and have made such examinations and investigations of law as we have considered necessary or desirable as a basis for the opinions hereinafter expressed.  We have also reviewed (i) a copy of the Underwriting Agreement executed by all parties thereto, (ii) the minute book of the Trust as provided to us by the Trust and (ii) a resolution of the Trustees dated December •, 2007.  In our examination of such documents, we have assumed:

1.

The genuineness of all signatures on and the authenticity and completeness of, all documents submitted to us as original documents, and the conformity to authentic original documents of all documents submitted to us as certified, photostatic or similarly reproduced copies of such original documents, or received via facsimiles thereof, or retrieved by us through electronic means;

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2.

the completeness, truth and accuracy of all facts set forth in the official public records, certificates and documents supplied by public officials or otherwise conveyed to us by public officials;

3.

the completeness, truth and accuracy of the resolutions of the Trustees and of any certificates supplied to us by the Selling Stockholders;

4.

the completeness, truth and accuracy of the resolutions and constating and other documents included in the minute book of the Trust and that such minute book contains all resolutions and minutes of meetings of the Trustees to date and are otherwise up to date;

5

the legal competency and capacity of any individual executing any documents, including, without limitation, Mr. Bronfman; and

6.

that the Underwriter has not, directly or indirectly, effected or arranged for the sale of any of the Shares to any person in Canada and that none of the Shares have been or will be sold to any person in Canada.

As to certain questions of fact material to the opinions set forth herein, we have relied exclusively, with your permission and without independent verification or enquiry, on certificates of the Trustees and of Mr. Bronfman, signed copies of which are attached hereto as Schedule “A”.

As used in this opinion, with respect to any matter, the qualifying phrase “to the best of our knowledge” or any similar phrase refers the actual knowledge of those attorneys in the Montreal office of our firm involved in the transactions and arrangements contemplated by the Underwriting Agreement, in each case having made no independent investigation or enquiry.  The opinions expressed below are limited to the laws of the Province of Quebec and the federal laws of Canada applicable therein, excluding the application of the law of any other jurisdiction pursuant to any principle or rule regarding the conflict of laws.  We do not express any opinion with respect to laws other than the laws in force in the Province of Quebec and the federal laws of Canada applicable therein as at the date hereof.

Based and relying upon the foregoing and subject to qualifications, assumptions, provisos, limitations and exceptions expressed herein, we are of the opinion that:

1.

The Trustees, in their capacity as trustees of the Trust, have the power and authority to execute and deliver the Underwriting Agreement on behalf of the Trust.

2.

The Underwriting Agreement has been duly executed and delivered and, in the case of the Trust, authorized by the Selling Stockholders.

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3.

No consent, approval, authorization or order of any court or governmental agency or body of the Province of Quebec or of Canada is required for the consummation by the Selling Stockholders of the transactions contemplated by the Underwriting Agreement.

4.

Neither the sale of the Shares by the Selling Stockholders nor the consummation of any of the transactions contemplated by the Underwriting Agreement by the Selling Stockholders or the fulfillment of the terms of the Underwriting Agreement by the Selling Stockholders conflicts with, results in a breach or violation of or constitutes a default under any applicable law of the Province of Quebec or of Canada or the constating documents of the Trust or any indenture or other agreement or instrument known to us to which the Selling Stockholders are parties or bound or any judgment, order or decree known to us to be applicable to the Selling Stockholders of any court, regulatory body, administrative agency, governmental body or arbitrator in Canada having jurisdiction over the Selling Stockholders.

The opinions set forth above are given as of the date hereof and we express no opinion with regard to the legality, validity, binding nature or enforceability of any of the provisions of the Underwriting Agreement.  We undertake no and hereby expressly disclaim, any obligation to advise you of any change in any of the matters set forth herein.

This opinion is addressed to you and is solely for your benefit and may not relied upon by any other person or for any purpose other than the completion of the transactions contemplated by the Underwriting Agreement.

Yours very truly

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Annex IV

Form of Opinion of Davies, Ward, Phillips & Vineberg, LLP,
U.S. counsel to the Selling Stockholders

BMO Capital Markets Corp.
Three Times Square
New York, New York 10036

Re: Secondary Offering of Shares of SunOpta Inc.

Ladies and Gentlemen:

We have acted as special New York counsel to the Charles R. Bronfman Trust, a, a trust organized under the laws of the State of New York (the "Selling Stockholder") in connection with (i) the execution and delivery by the Selling Stockholder of the underwriting agreement dated December 3, 2007 (the "Underwriting Agreement") among SunOpta Inc. (the "Company"), the Selling Stockholder, the SRB Belvedere Trust, Stephen R. Bronfman and BMO Capital Markets Corp. (the "Underwriter"), and (ii) the sale by the Selling Stockholder of 5.080,532 shares of common stock, no par value of the Company (the "Shares") pursuant to the Underwriting Agreement. We understand that the Shares are being offered pursuant to a Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission of the United States on December 3, 2007.

The opinions set out below are delivered to you pursuant to Section 7 of the Underwriting Agreement.

We have examined originals and copies, certified or otherwise identified to our satisfaction of the Underwriting Agreement and such other records, certificates, resolutions, instruments, documents and papers, including public and corporate records, resolutions of the trustees of the Selling Stockholder (the "Trustees" and each, a "Trustee") and have made such examinations and investigations of law as we have considered necessary or desirable as a basis for the opinions hereinafter expressed. We have also reviewed (i) a copy of the Underwriting Agreement executed by all parties thereto, (ii) the minute book of the Selling Stockholder as maintained at our office and (ii) a resolution of the Trustees dated as of November 19, 2007. In our examination of such documents, we have assumed:

1.      the genuineness of all signatures on and the authenticity and completeness of, all documents submitted to us as original documents, and the conformity to authentic original documents of all documents submitted to us as certified, photostatic or similarly reproduced copies of such original documents, or received via facsimiles thereof, or retrieved by us through electronic means;

2.      the completeness, truth and accuracy of all facts set forth in the official public records, certificates and documents supplied by public officials or otherwise conveyed to us by public officials;

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3.      the completeness, truth and accuracy of the resolutions of the Trustees and of any certificates supplied to us by any representative of the Selling Stockholder;

4.      the completeness, truth and accuracy of the resolutions and constating and other documents included in the minute book of the Selling Stockholder and that such minute book contains all resolutions and minutes of meetings of the Trustees to date and are otherwise up to date; and

5.      the legal competency and capacity of any individual executing any documents.

As to certain questions of fact material to the opinions set forth herein, we have relied exclusively, with your permission and without independent verification or inquiry, on a certificate provided by a representative of the Selling Stockholder, a signed copy of which is attached hereto as Schedule "A".

As used in this opinion, with respect to any matter, the qualifying phrase "known to us" refers the actual knowledge of Marc A. Berger and Steven H. Levin, the attorneys in the New York office of our firm involved in the transactions and arrangements contemplated by the Underwriting Agreement, without having made any independent investigation or inquiry. The opinions expressed below are limited to those laws, rules and regulations of the State of New York and of the United States that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Underwriting Agreement or the transactions contemplated thereby; provided that, for greater certainty, we express no opinion with respect to U.S. federal securities laws or any securities laws of any state (the "Applicable Laws"). We do not express any opinion with respect to laws other than the Applicable Laws in effect on the date hereof.

Based and relying upon the foregoing and subject to qualifications, assumptions, provisos, limitations and exceptions expressed herein, we are of the opinion that:

1.      Each Trustee and each of Michael Vineberg, Zeno Santache and Stephen R. Bronfman (the named individuals being the "Authorized Signatories" named in the authorizing resolutions of the Trustees) has the power and authority to execute and deliver the Underwriting Agreement on behalf of the Selling Stockholder.

2.      The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

3.      Neither the sale of the Shares by the Selling Stockholder, nor the consummation of any of the transactions contemplated by the Underwriting Agreement by the Selling Stockholder, or the fulfillment of the terms of the Underwriting Agreement by the Selling Stockholder (a) violates any Applicable Law or the Trust Indenture of the Selling Stockholder or (b) results in a breach of or constitutes a default under (1) any indenture or other agreement or instrument known to us to which the Selling Stockholder is a party or bound or (2) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator in the United States having jurisdiction over the Selling Stockholder known to us to be applicable to the Selling Stockholder.

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The opinions set forth above are given as of the date hereof and we express no opinion with regard to the legality, validity, binding nature or enforceability of the Underwriting Agreement. We undertake no, and hereby expressly disclaim, any obligation to advise you of any change in any of the matters set forth herein.

This opinion is addressed to you and is solely for your benefit and may not relied upon by any other person or for any purpose other than the completion of the transactions contemplated by the Underwriting Agreement.

Yours truly

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